UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 27, 2016 (September 22, 2016)

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

97 Darling Avenue, South Portland, ME	04106
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code	207 773-8171

(Former name or former address if changes since last report)
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 22, 2016, the Board of Directors of WEX Inc. (the “Company”) voted to expand the number of directors that constitute the Board from 11 to 12 and elected John E. Bachman as a Class I Director, to serve until the 2018 Annual Meeting of Stockholders. The Board appointed Mr. Bachman to the Audit Committee of the Board.
The Board has determined that Mr. Bachman is an independent director under applicable NYSE requirements and the Company’s Corporate Governance Guidelines.
There is no arrangement or understanding between Mr. Bachman and any other person pursuant to which he was selected to become a member of the board. There are no related person transactions (as defined in Item 404(a) of Regulation S-K) between Mr. Bachman and the Company or any subsidiary of the Company.
Mr. Bachman will receive compensation for his service as a non-employee director as described in the Company’s Non-Employee Director Compensation Plan, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 18, 2014, and is incorporated herein by reference. As part of such compensation, Mr. Bachman will be granted a number of restricted stock units (“RSUs”) worth the equivalent of $50,000 at the then current stock price on the date of the 2017 annual meeting of stockholders. Such RSUs will vest in full on the first anniversary of the date of grant. Mr. Bachman will enter into the Company’s standard form of director indemnification agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 8, 2009, and is incorporated herein by reference.
Mr. Bachman is 60 years old. Prior to his retirement in 2015, Mr. Bachman was a partner at the accounting firm of PricewaterhouseCoopers LLP (“PwC”). At PwC, Mr. Bachman served from July 2007 to November 2013 as the Operations Leader of the firm’s U.S. Assurance Practice with full operational and financial responsibility for this $4 billion line of business, which included the firm’s audit and risk management practices. Prior to this operational role, Mr. Bachman served for three years as the firm’s Strategy Leader where he was responsible for strategic planning across business units, geographies and industries. Mr. Bachman also served as an audit partner for companies in the industrial manufacturing, financial services, publishing, healthcare and other industries. Mr. Bachman sits on the Board of The Children’s Place, Inc., a children’s specialty apparel retailer. Mr. Bachman received an MBA from the Harvard University Graduate Business School and a bachelor’s degree from Bucknell University.
A copy of the news release announcing the appointment of Mr. Bachman as a director of the Company is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	News release, dated September 26, 2016, issued by the Company regarding the appointment of Mr. Bachman as a member of the Board.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX INC.

Date:	September 27, 2016	By:	/s/ Gregory A. Wiessner
Gregory A. Wiessner
Vice President, Corporate and Securities

WEX INC.

CURRENT REPORT ON FORM 8-K

Report Dated September 27, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release, dated September 26, 2016, issued by the Company regarding the appointment of Mr. Bachman as a member of the Board.